SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                October 25, 2005


                              PAB BANKSHARES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


    Georgia                            1-11823               58-1473302
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(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)


3250 North Valdosta Road, Valdosta, Georgia                             31602
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 (Address of Principal Executive Offices)                            (Zip Code)


 Registrant's telephone number, including area code          (229) 241-2775
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On October 25, 2005, the Board of Directors of PAB Bankshares, Inc. (the "Company") unanimously approved a resolution authorizing and directing the officers of the Company to withdraw the listing of the Company's common stock, no par value per share, from the American Stock Exchange and to list such common stock on the Nasdaq National Market.

     On October 25, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that, effective with the opening of trading on November 1, 2005, shares of the Company's common stock will begin trading on the Nasdaq National Market under the symbol "PABK."


Item 9.01  Financial Statements and Exhibits.

   (c) Exhibits

    99.1 Press Release of the Company dated October 25, 2005, Announcing the Listing of the Company's Common Stock on the Nasdaq National Market.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PAB BANKSHARES, INC.



Dated:   October 25, 2005              By: /s/ Donald J. Torbert, Jr.
                                           ---------------------------------
                                             Name:  Donald J. Torbert, Jr.
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ----------------------

 99.1 Press Release of the Company dated October 25, 2005, Announcing the Listing of the Company's Common Stock on the Nasdaq National Market.